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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 3, 2005
                                                          -------------
                             ABERCROMBIE & FITCH CO.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                  1-12107                         31-1469076
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(State or other     (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
 incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
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               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                        ---------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

      On March 3, 2005, Abercrombie & Fitch Co. (the "Registrant") issued a news release reporting net sales and comparable store sales for the four-week period ended February 26, 2005. A copy of the March 3, 2005 news release is furnished as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits:

           Exhibit No.  Description

                99      News Release Issued by Abercrombie & Fitch
                        Co. on March 3, 2005

      The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is to be so incorpoated by reference.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ABERCROMBIE & FITCH CO.

Dated: March 3, 2005                          By: /s/ Susan J. Riley
                                                  ------------------------------
                                                  Susan J. Riley
                                                  Senior Vice President-Chief
                                                  Financial Officer

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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated March 3, 2005

                             Abercrombie & Fitch Co.

           Exhibit No.  Description

                99      News Release Issued by Abercrombie & Fitch Co.
                        on March 3, 2005

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